UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2012

GAIN CAPITAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of incorporation or organization)

001-35008	20-4568600
(Commission file number)	(I.R.S. employer identification no.)

Bedminster One

135 Route 202/206

Bedminster, New Jersey 07921

(Address of principal executive office) (Zip code)

Registrant’s telephone number, including area code: (908) 731-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

On September 6, 2012, GAIN Capital Holdings, Inc. (“GAIN”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report the completion of its acquisition of all of the issued and outstanding shares of capital stock of Paragon Futures Group, Inc. (“Paragon”), which owns all of the outstanding membership interests of Open E Cry, LLC (“OEC”). Pursuant to paragraphs (a)(4) and (b)(2) of Item 9.01 of Form 8-K, certain financial statements and pro forma financial information were omitted from disclosure contained in the Initial 8-K. GAIN hereby amends Item 9.01 of the Initial 8-K to file the financial statements and pro forma financial information not filed with the Initial 8-K. Except as otherwise provided herein, the other disclosures in the Initial 8-K remain unchanged.

(a) Financial Statements of Businesses Acquired

Attached as Exhibits 99.1 and 99.2 to this Form 8-K/A, and incorporated herein by reference, are the audited financial statements of Paragon and its subsidiary, OEC, for the year ended December 31, 2011 and the unaudited financial statements of Paragon and its subsidiary, OEC, for the six months ended June 30, 2012 and 2011.

(b) Pro Forma Financial Information

Attached as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference, are the required unaudited pro forma condensed consolidated financial statements of GAIN giving effect to the acquisition by GAIN of Paragon for the periods stated therein.

(d) Exhibits

The Exhibit Index hereto is incorporated into this Item 9.01 by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAIN CAPITAL HOLDINGS, INC.

Date: November 16, 2012
	By	/s/ Daryl J. Carlough
Daryl J. Carlough
Interim Chief Financial Officer, Treasurer, Chief Accounting Officer and Corporate Controller (Principal Financial and Accounting Officer)

Exhibit Index

Exhibit No.	Description

2.1*	Securities Purchase Agreement, dated June 27, 2012 by and between GAIN Capital Holdings, Inc., a Delaware corporation, and optionsXpress Holdings, Inc., a Delaware corporation.

23.1**	Consent of Deloitte & Touche LLP with respect to Paragon Futures Group, Inc. and Subsidiary.

99.1**	Audited Financial Statements of Paragon Futures Group, Inc. and Subsidiary for the year ended December 31, 2011.

99.2**	Unaudited Financial Statements of Paragon Futures Group, Inc. and Subsidiary for the six months ended June 30, 2012 and 2011.

99.3**	Unaudited Pro Forma Condensed Consolidated Financial Statements of GAIN Capital Holdings, Inc.

*	Previously filed as an exhibit to the Registrant’s Form 10-Q (File No. 001-35008) filed on August 9, 2012.
**	Filed herewith.

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